UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 Date of Report
                                February 11, 1997


                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)


  Louisiana                             0-22992                 72-1106167
(State or other jurisdiction    (Commission File Number)     (IRS Employer
   of incorporation)                                         Identification No.)

11100 Mead Road, 2nd Floor, Baton Rouge, Louisiana                  70816
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code             (504) 296-1140

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

         On January 27, 1997, The Shaw Group Inc., a Louisiana corporation ("Shaw"), acquired all of the outstanding capital stock of NAPTech, Inc., a Delaware corporation ("NAPTech"), from the shareholders of NAPTech in exchange for a total of 349,548 shares of Shaw's common stock, no par value per share (the "Shaw Common Stock"). NAPTech is a fabricator of industrial piping systems and engineered piping modules based in Clearfield, Utah. The acquisition by Shaw of the NAPTech capital stock was made pursuant to a Plan and Agreement of Merger dated as of August 5, 1996, among Shaw, the shareholders of NAPTech, NAPTech and SAON, Inc. (a wholly-owned subsidiary of Shaw), as amended by the First Amendment to Plan and Agreement of Merger dated as of January 27, 1997 (the "Merger Agreement"). A copy of the Merger Agreement is attached hereto as
Exhibit 2(a) and incorporated herein by reference pursuant to Rule 12b-23 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). By the terms of the Merger Agreement, SAON, Inc. merged with and into NAPTech.

         The Merger Agreement contains certain representations, warranties and covenants by the shareholders of NAPTech, including, among other things, representations regarding NAPTech, and a covenant by the shareholders of NAPTech not to compete for a period of two (2) years. Ten percent of the shares of Shaw Common Stock issued by Shaw to the shareholders of NAPTech has been placed in escrow to satisfy indemnification obligations pursuant to the Merger Agreement. The consideration delivered by Shaw pursuant to the Merger Agreement was determined by negotiations among the parties.

         Shaw also acquired, through its wholly-owned subsidiary, SAON Properties, Inc., the real estate and buildings in which NAPTech conducts its operations from a NAPTech-related entity, Freeport Properties, L.C. ("Freeport"), pursuant to the Purchase and Sale Agreement (the "Purchase Agreement") dated as of January 27, 1997, between Shaw, Freeport, the members of Freeport and SAON Properties, Inc. In consideration for the sale, Shaw delivered 83,333 shares of Shaw Common Stock to Freeport and assumed certain indebtedness of Freeport totaling approximately $1.8 million. A copy of the Purchase and Sale Agreement is attached hereto as Exhibit 2(b) and is incorporated herein by reference pursuant to Rule 12b-23 under the Exchange Act. Ten percent of the shares of Shaw Common Stock issued to Freeport has been placed in escrow to satisfy indemnification obligations pursuant to the Purchase Agreement. The consideration delivered by Shaw for the real estate and buildings was determined by negotiations between the parties.

         The shares of Shaw Common Stock received by the shareholders of NAPTech and Freeport pursuant to the transactions described above are the subject of Registration Rights Agreements, each dated as of January 27, 1997, among Shaw and the shareholders of NAPTech and Shaw and Freeport, respectively, whereby Shaw has agreed to file shelf registration statements with the Securities and Exchange Commission and to take such other steps as are necessary to register such shares for transfer (including such filings or qualifications as may be required under state blue sky or securities laws). Shaw has agreed to keep such registration statement effective for a period of up to two years.

         Further, in connection with the foregoing transactions, NAPTech entered into Employment Agreements dated as of January 27, 1997, with Bradford J. Brower, Greg R. Cowley, Frank B. Corgiat and Blake Bennett, each an officer and employee of NAPTech. Pursuant to the terms of each Employment Agreement, the NAPTech officers will be entitled to (i) receive the base salary each received prior to the Shaw acquisition, and (ii) certain other benefits. Further, each will be subject to non-competition and confidentiality covenants in favor of NAPTech, Shaw and their affiliates. In addition, in connection with the acquisition, Shaw issued stock options to purchase an aggregate of 27,429 shares of Shaw's Common Stock under its 1993 Employee Stock Option Plan to replace options to purchase NAPTech capital stock outstanding as of January 27, 1997.


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         NAPTech  will  operate  as a  wholly-owned  subsidiary  of  Shaw at its
Clearfield, Utah fabrication facility. To date, Shaw has employed substantially all the employees of NAPTech.

         The acquisition of NAPTech will be accounted for as a pooling of interests and will, therefore, result in a restatement of Shaw's financial statements for all periods presented.

Item 7.  Financial Statements and Exhibits

          (a)     Financial Statements of Businesses Acquired

         It is  impractical to provide the financial  statements  required under
Item 7 of Form 8-K at the time of the filing of this report. Such financial statements will be filed within 60 days of the date this Current Report on Form 8-K must be filed.

         (b)      Pro Forma Financial Information

         It is impractical to provide the pro forma financial information required under Item 7 of Form 8-K at the time of the filing of this report. Such pro forma financial information will be filed within 60 days of the date this Current Report on Form 8-K must be filed.

          (c)      Exhibits

2(a). Plan and Agreement of Merger, dated as of August 5, 1996, among the shareholders of NAPTech, Inc.("NAPTech"), NAPTech, The Shaw Group Inc. and SAON, Inc., as amended by the First Amendment to Plan and Agreement of Merger dated as of January 27, 1997. Filed herewith. The exhibits and schedules to this agreement have been omitted and will be furnished upon request. Page _____.

2(b). Purchase and Sale Agreement, dated as of January 27, 1997, among the members of Freeport Properties, L.C. ("Freeport"), Freeport, The Shaw Group Inc. and SAON Properties, Inc. Filed herewith. The exhibits and schedules to this agreement have been omitted and will be furnished upon request. Page _____.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHAW GROUP INC.
(Registrant)

Date:  February 11, 1997                       By:/s/ T.A. Barfield, Jr.
       -----------------                          -------------------------
                                                  T.A. Barfield, Jr.,
                                                  Secretary and General Counsel










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                               THE SHAW GROUP INC.

                                  EXHIBIT INDEX

                                    Form 8-K
                                February 11, 1997

    Exhibit Number               Description                          Page No.
    --------------               -----------                          --------
         2(a)      Plan and Agreement of Merger, dated as of August
                   5, 1996, among the shareholders of NAPTech, Inc. ("NAPTech"), NAPTech, The Shaw Group Inc. and
                   SAON, Inc., as amended by the First Amendment to Plan and Agreement of Merger dated as of January
                   27, 1997. Filed herewith. The exhibits and schedules to this agreement have been omitted and will be furnished upon request.
         2(b)      Purchase and Sale Agreement, dated as of January
                   27, 1997, among the members of Freeport
                   Properties, L.C. ("Freeport"), Freeport, The Shaw
                   Group Inc. and SAON Properties, Inc. Filed herewith. The exhibits and schedules to this agreement have been omitted and will be furnished upon request.



















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